SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: March 26, 2001
                        (Date of earliest event reported)

                              FENTURA BANCORP, INC.
                          (Exact name of registrant as
                            specified in its charter)


       Michigan                      0-23550                   38-2806518
    (State or other                (Commission                (IRS Employer
    jurisdiction of                File Number)            Identification no.)
    incorporation)

          175 North Leroy
             Fenton, MI                                         48430-0725
(Address of principal executive office)                         (Zip Code)

                         Registrant's telephone number,
                       including area code: (810) 750-8725

Item 4.   Change in Registrant's Certifying Accountant.


     On March 26, 2001, the Registrant dismissed Grant Thornton LLP as the Registrant's principal accountants. The former accountants' reports on the Registrant's financial statements for the past two years ended December 31, 1999 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended and approved by the Audit Committee of the Registrant and by its Board of Directors. During the Registrant's two most recent fiscal years and subsequent interim periods preceding the dismissal, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in connection with their report. No "reportable events" as defined in Item 304(a)(1)(v) occurred within the Registrant's two most recent fiscal years and any subsequent interim periods preceding the former accountants dismissal.

     On March 26, 2001, the Registrant engaged Crowe Chizek and Company LLP as its principal accountants to audit the Registrant's financial statements for the year ending December 31, 2001. During the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging the new accountants, the Registrant did not consult with the newly engaged accountants regarding any of the matters described in Item 304(a)(2)(i) or (ii).

     The letter of the former accountants required by Items 304(a)(3) is filed as Exhibit 16 to this report.


Item 7.   Financial Statements, Pro Forma Financial Information, and Exhibits.


          (c)  Exhibits:

               16    Letter re Change in Certifying Accountant

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2001                        FENTURA BANCORP, INC.
                                              (Registrant)


                                              By  /s/ Ronald L. Justice
                                                  Ronald L. Justice
                                                  Chief Financial Officer

::ODMA\PCDOCS\GRR\552597\1

                                  EXHIBIT INDEX


Exhibit Number       Document

     16              Letter re Change in Certifying Accountant

EXHIBIT 16




26911 Northwestern Hwy., Suite 400
Southfield, MI  48034



                                 March 28, 2001




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


                 RE:   Fentura Bancorp, Inc.
                       Commission File Number 0-23550

Gentlemen:

     We have read Item 4 of the Form 8-K Current Report of Fentura Bancorp, Inc. dated March 26, 2001, and agree with the statements contained therein.


                                Very truly yours,



                                /s/ Grant Thornton LLP